UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Schmitt Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHMITT INDUSTRIES, INC.

2765 N.W. NICOLAI STREET

PORTLAND, OREGON 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2018

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of SCHMITT INDUSTRIES, INC., an Oregon corporation (the “Company”), will be held on Friday, October 12, 2018 at 3:00 p.m., local time, at the Company’s offices located at 2765 N.W. Nicolai Street, Portland, Oregon 97210.

A WHITE proxy card, the Proxy Statement and the 2018 Annual Report to Shareholders on Form 10-K for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	Election of Directors. To elect two director nominees named in the attached Proxy Statement to serve three-year terms expiring in 2021;

2.	Approval of Executive Compensation. To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers (as defined in the Proxy Statement accompanying this Notice);

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending May 31, 2019; and

4.	Other Business. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 24, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

By Order of the Board of Directors

Michael J. Ellsworth
Chairman of the Board of Directors

Portland, Oregon

September 14, 2018

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. FOR DIRECTIONS, PLEASE CONTACT OUR CORPORATE SECRETARY AT AFERGUSON@SCHMITT-IND.COM OR CALL 503-227-7908. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE, OR SUBMIT YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET IF THOSE OPTIONS ARE AVAILABLE TO YOU. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

YOUR VOTE IS IMPORTANT.

DEPENDING ON HOW YOUR SHARES ARE HELD THERE MAY BE THREE WAYS TO VOTE:

•	Sign, date and return your proxy card in the enclosed envelope as soon as possible, or
•	By internet, or
•	By telephone.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 12, 2018: This notice of Annual Meeting of Shareholders, our Proxy Statement, and our 2018 Annual Report to Shareholders on Form 10-K are available at www.schmitt-ind.com and www.viewproxy.com/schmittindustries/2018.

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

(503) 227-7908

PROXY STATEMENT

for the

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2018

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Schmitt Industries, Inc., an Oregon corporation (the “Company” or “Schmitt”), as part of the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of Schmitt common stock (the “Common Stock”) for use at the Company’s Annual Meeting of Shareholders to be held on October 12, 2018, at 3:00 p.m. local time, at the Company’s offices located at 2765 N.W. Nicolai Street, Portland, Oregon 97210, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders of Schmitt Industries, Inc. entitled to vote at the Annual Meeting on or about September 17, 2018.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to vote on the following matters:

1.	Election of Directors. To elect two directors to serve three-year terms expiring in 2021;

2.

Approval of Executive Compensation. To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers (as defined in the paragraph immediately preceding the 2018 Summary Compensation Table below);

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending May 31, 2019; and

4.	Other Business. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

As of the date of this Proxy Statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Please note that Sententia Capital Management, LLC, Sententia Group, LP, Michael R. Zapata and Andrew Hines (the “Sententia Group”) have filed a Preliminary Proxy Statement with the Securities and Exchange Commission regarding the solicitation of your vote for two director nominees, Andrew P. Hines and Michael R. Zapata (together, the “Sententia Nominees”) to the Board as directors to serve until the Company’s 2021 Annual Meeting of Shareholders. The Sententia Nominees are in direct opposition to the two incumbent Directors nominated by our Board of Directors. You may receive solicitation materials from the Sententia Group, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to the Sententia Group or the Sententia Nominees contained in solicitation materials filed or disseminated by or on behalf of the Sententia Group or any other statements the Sententia Group or its representatives may make.

Our Board of Directors unanimously recommends that you vote FOR the election of each of the incumbent nominees proposed on the Company’s WHITE proxy card. Our Board of Directors does NOT endorse the Sententia Nominees. Our Board of Directors strongly urges you NOT to sign or return the proxy card sent to you by the Sententia Group. If you have previously submitted a proxy card sent to you by the Sententia Group, you can revoke that proxy and vote for our Board of Directors’ nominees and on the other matters to be voted on at the meeting by using the enclosed WHITE proxy card or by voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest proxy card or vote you submit will be counted.

EACH SHAREHOLDER, WHETHER PLANNING ATTEND THE MEETING OR NOT, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY FOLLOWING THE INTERNET OR PHONE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

Solicitation and Revocability of Proxies; Expenses

The cost of soliciting proxies will be borne by the Company. The Company has retained Alliance Advisors, LLC (“Alliance”) in connection with the Annual Meeting and will pay a fee not to exceed $40,000, plus reasonable out-of-pocket expenses, for proxy solicitation services. Alliance expects that approximately 25 of its employees will assist in the solicitation. Proxies may be solicited by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. Our directors and certain executive officers may supplement the proxy solicitor’s solicitation of proxies. No additional compensation will be paid to our directors or employees for such services. Appendix A sets forth information relating to the Company’s directors and employees who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission (“SEC”). Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s Common Stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our Common Stock.

Because of the contested nature of this solicitation, we estimate that we may incur approximately $110,000 of additional expense, of which we estimate that approximately $45,000 has been incurred to date, in furtherance of, and in connection with, the solicitation of proxies for the Annual Meeting in excess of that normally spent for an annual meeting. This additional expense includes attorney fees, other professional advisor fees, and printer costs incurred in connection with the preparation and filing of preliminary proxy materials with the SEC and the preparation of additional solicitation materials, and the fees to Alliance. However, this estimate does not include the costs represented by salaries and wages of officers and employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on further potential actions that might be taken by the Sententia Group in connection with this proxy contest.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of appointment of the Company’s independent registered public accounting firm for the year ending May 31, 2019. In addition, management will report on the performance of Schmitt Industries, Inc. and respond to questions from shareholders. Shareholders will also have the opportunity for the annual vote on a non-binding proposal to approve the executive compensation disclosed in this Proxy Statement, which we refer to as the say-on-pay proposal. The annual vote was adopted by resolution of the Board of Directors following the advisory vote at the 2013 Annual Meeting indicating a preference for an annual vote.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, August 24, 2018, are entitled to vote at the Annual Meeting. On the record date, we had 3,994,545 shares of Common Stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of Common Stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this Proxy Statement, indicate on your WHITE proxy card how you want your shares to be voted. Then sign, date and mail your WHITE proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

“Street name” means that your shares are held in the name of your broker or another nominee, rather than in your own name. Under New York Stock Exchange Rule 452, which governs NYSE brokerage members, brokers are entitled to vote shares held by them for their customers on matters deemed “routine” under applicable rules, even though the brokers have not received voting instructions from their customers. Although Schmitt Industries, Inc. is listed on the NASDAQ Global Market, Rule 452 affects us since shares of our Common Stock held in “street name” may be held with NYSE member-brokers. Brokerage firms may not vote on “non-routine” matters at their discretion on behalf of their clients if such clients have not furnished voting instructions. A broker “non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on “non-routine” matters for shares owned by the customer but held in the name of the broker. For such “non-routine” matters, the broker cannot vote either FOR or AGAINST a proposal or FOR or WITHHELD for the election of directors. In that case, the broker reports the number of such shares as “non-votes.” The election of directors is deemed to be a “non-routine” matter, so your broker may not vote on these matters at its discretion. However, given the contested nature of the election, the rules of the New York Stock Exchange governing brokers’ discretionary authority (which apply to brokers’ authority with respect to companies listed on the NASDAQ Stock Market) do not permit brokers to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the Annual Meeting. Shareholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the shareholder of record and you must obtain a legal proxy from your broker or other nominee and bring the legal proxy with you to the Annual Meeting to be able to vote in person.

Can I change or revoke my vote after I return my proxy card?

Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may send a written notice to our Corporate Secretary, Schmitt Industries, Inc., 2765 NW Nicolai Street, Portland, Oregon 97210, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

If you have previously signed a proxy card sent to you by the Sententia Group or otherwise voted according to instructions provided by the Sententia Group, you may change your vote by marking, signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-prepaid envelope or by voting by telephone or via the Internet by following the instructions above. Submitting a proxy card sent to you by the Sententia Group will revoke votes you have previously made via the Company’s WHITE proxy card.

What constitutes a quorum?

The presence at the Annual Meeting, by person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of establishing a quorum.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote FOR the Nominees for Director described herein, FOR the Advisory Vote on Executive Compensation and FOR the Ratification of Appointment of Independent Registered Public Accounting Firm.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

Do you expect other candidates to be nominated for election as directors at the Annual Meeting in opposition to the Board of Director’s nominees?

Yes. The Sententia Group has notified the Company of its intent to nominate two nominees for election as director at the Annual Meeting in opposition to the two nominees recommended by our Board of Directors. Our Board of Directors does not endorse the Sententia Nominees and unanimously recommends that you vote FOR the election of each of the two nominees proposed by the Board of Directors by using the enclosed WHITE proxy card. The Board of Directors strongly urges you not to sign or return any proxy card sent to you by the Sententia Group.

Can I access the Proxy Statement and Annual Report electronically?

This Proxy Statement, proxy card and the Annual Report to Shareholders on Form 10-K are available at: http://www.schmitt-ind.com and www.viewproxy.com/schmittindustries/2018.

Purpose of the Annual Meeting

As to the election of the directors, the WHITE proxy card provided by the Board of Directors enables a shareholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD” authority to vote for the nominees being proposed. Under Oregon law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Annual Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

A “WITHHOLD” vote will be counted as present for the purposes of establishing quorum for the vote but are not counted as votes cast. Our Board of Directors does not endorse the Sententia Nominees and unanimously recommends that you disregard any proxy card that may be sent to you by the Sententia Group. Voting to “WITHHOLD” with respect to the Sententia Nominees on the Sententia Group’s proxy card is not the same as voting for our Board of Directors’ nominees, because a vote to “WITHHOLD” with respect to the Sententia Nominees on the Sententia Group’s proxy card will revoke any previous proxy submitted by you, including a WHITE proxy card in favor of our Board of Directors’ nominees. If you have already voted using a proxy card sent to you by the Sententia Group, you have every right to change it and we urge you to revoke that proxy by voting in favor of our Board of Director’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

As to the advisory vote on executive compensation of our named executive officers, by checking the appropriate box a shareholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The advisory vote on executive compensation of our named executive officers must be approved by a majority of the shares voted at the Annual Meeting without regard to broker non-votes or proxies marked “ABSTAIN”.

As to the ratification of Moss Adams LLP as the Company’s independent registered public accounting firm, by checking the appropriate box a shareholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The ratification of the Company’s independent registered public accounting firm must be approved by a majority of the shares voted at the Annual Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an independent inspector of election designated by our Board of Directors.

IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE SENTENTIA GROUP, WE URGE YOU TO CHANGE YOUR VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD TO SUPPORT THE BOARD OF DIRECTORS’ NOMINEES.

The Board of Directors has fixed the close of business on August 24, 2018 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the

Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 3,994,545 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the outcome of any of the proposals to be voted upon.

If the enclosed form of proxy on the WHITE proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR the election of the two director nominees to the Board of Directors, (2) FOR the approval of the compensation paid to the Company’s Named Executive Officers and (3) FOR the ratification of appointment of independent registered public accounting firm.

The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors. The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210, or by attending the Annual Meeting and voting in person. However, a shareholder who attends the Annual Meeting need not revoke a previously executed proxy and vote in person unless such shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 12, 2018: The notice of Annual Meeting of Shareholders, this Proxy Statement, and our Annual Report to Shareholders on Form 10-K are available at www.schmitt-ind.com and www.viewproxy.com/schmittindustries/2018.

If you have any questions or need assistance with voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

(833) 786-6483

ELECTION OF DIRECTORS

At the Annual Meeting, two Directors will be elected for three-year terms expiring in 2021. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Director of the person named below as a nominee. The Board of Directors believes that the nominees will stand for election and will serve if elected as Director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the number of Directors constituting the Board of Directors may be reduced prior to the Annual Meeting or the proxies may be voted for the election of such other person as the Board of Directors may recommend.

Under the Company’s Second Restated Articles of Incorporation and Second Restated Bylaws (“Restated Bylaws”), the Directors are divided into three classes. The term of office of only one class of Directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. There is no cumulative voting for election of Directors.

Information as to Nominees and Continuing Directors

The following table sets forth the names of the Board of Directors’ nominees for election as Director and those Directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person’s age, principal occupation or employment during the past five years, the periods during which he has served as a Director of Schmitt Industries, Inc., the expiration of his term as a Director and the positions currently held with Schmitt.

Nominees:	Age	Director Since	Expiration of Current Term	Expiration of Term for which Nominated	Position Held with Schmitt
Maynard E. Brown	71	1992	2018	2021	Director
David W. Case	54	2018	2018	2021	Director, President and Chief Executive Officer
Continuing Directors:

Michael J. Ellsworth	75	2006	2020	—	Chairman of the Board of Directors
Charles Davidson	59	2016	2019	—	Director
David M. Hudson	66	2006	2019	—	Director

Nominees

Maynard E. Brown, a director since 1992, resides in West Vancouver, Canada. He is a retired member of the Law Society of British Columbia. Mr. Brown has more than 25 years of direct experience in advising publicly held corporations in securities and related matters. He also serves as a director and an audit committee member for a publicly traded company in Canada. Mr. Brown has a Bachelor of Law (LLB) degree from Dalhousie University in Halifax, Canada. In addition to his extensive legal experience involving public companies and corporate law matters, Mr. Brown adds considerable directorial service, including audit committee service, and experience in risk oversight.

David W. Case was appointed Chief Executive Officer and President in January 2018. Prior to that, Mr. Case had held the position of Vice President of Operations of the Company since 1996 and before then was Production Manager. He has been responsible for many of the initial design features of the SBS Dynamic Balance System. His operational experience and duties have included management of many of the Company’s functions, including manufacturing, engineering and quality assurance. Mr. Case holds a B.S. degree in Economics from the University of Oregon. Mr. Case brings a variety of skills and attributes to the Board of Directors, including experience in the areas of executive leadership, technology and operations, as well as in-depth experience with the products, customers, and markets served by the Company.

Continuing Directors

Michael J. Ellsworth was appointed Chairman of the Board of Directors in January 2017 and has served as a director since April 2006. Mr. Ellsworth is currently the President of Kinetic Technologies, Inc., a business consulting company serving a number of industries. Mr. Ellsworth served at ADE Corporation, Westwood, Massachusetts (“ADE”), from 1993 to 2001. He was the Vice President and Chief Operating Officer from 1993 to 1997 and Vice President and Advisor to the Board of Directors from 1997 to 2001. ADE was a semiconductor metrology and instrumentation company until being acquired by KLAC in 2007. From 1969 to 1992, Mr. Ellsworth served at Electro Scientific Industries (“EIS”). He was the President, CEO and Director from 1987 until 1992. ESI is a leading supplier of laser-based manufacturing systems for the microtechnology industry. Prior to joining ESI, Mr. Ellsworth was a member of technical staff at Bell Telephone Laboratories. Mr. Ellsworth holds a B.S. degree in Engineering Science from the University of Portland, an M.S. degree in Mechanical Engineering from Northwestern University, and an M.B.A. from the University of Portland. Mr. Ellsworth brings a variety of skills and attributes to the Board of Directors, including other directorial service and experience in the areas of executive leadership, technology, finance, risk oversight, strategy and operations.

Charles Davidson was appointed as a director in May 2016. Mr. Davidson has served as Chief Executive Officer of Attensa Corporation, an enterprise software provider, since August 2014. He was the CEO of Attensa’s predecessor company Leeward, Inc. from 2009 until 2014, when it was merged into Attensa Corporation, and was Chief Executive Officer of Attensa, Inc. from 2007 until 2009. From 2000 to 2003, Mr. Davidson was Chief Executive Officer and President of StatiaFX, a developer of software solutions for financial advisory services. When StatiaFX was acquired in 2003 by Financial Profiles, a business unit of Hanover Insurance Group, Mr. Davidson became Vice President for Strategy and Business Development of Financial Profiles and served in that function until 2006 when the business was sold. From 1994 to 1999, Mr. Davidson was Chief Operating Officer and a member of the Board of Directors of the Crabbe Huson Group. In 1993, he co-founded Co-Operations, Inc. and served as its Chairman until 2000. Mr. Davidson holds a B.S. degree in Business from the University of Oregon and a J.D. magna cum laude from Northwestern School of Law, Portland. He is a member (inactive) of the bar associations of Oregon and Washington. Mr. Davidson brings a variety of skills and attributes to the Board of Directors, including experience in the areas of executive leadership, technology, finance, accounting, risk oversight, strategy and operations.

David M. Hudson was appointed as a director in April 2006. He previously served as a director of the Company from 1996 to 2003. From 2016 to 2018, Mr. Hudson served as President and Chief Executive Officer. Prior to his appointment as Chief Executive Officer and President, Mr. Hudson was a private business consultant and the managing member of Gemini Value Partners LLC. Mr. Hudson was the founder and President of Hudson Capital Management, which through a merger became part of the Crabbe Huson Group. In 1994, he co-founded Coldstream Capital Management, Inc. Mr. Hudson holds a B.S. degree in Mathematics from the University of Oregon. Mr. Hudson brings a variety of skills and attributes to the Board of Directors, including other directorial service and experience in the areas of executive leadership, finance, risk oversight, strategy and operations.

Contested Solicitation

The Sententia Group has notified the Company that they intend to nominate two persons for election as director at the Annual Meeting. Accordingly, there may be four nominees for election to the Board, but only two nominees will be elected. The Sententia Group consists of Sententia Capital Management, LLC, Sententia Group, LP, Michael R. Zapata and Andrew Hines. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of our Restated Bylaws.

The Sententia Group has filed preliminary proxy material with the SEC indicating its intent to solicit proxies in support of its candidates. The Sententia Group’s candidates have NOT been endorsed by our Board. We are not responsible for the accuracy of any information provided by or relating to the Sententia Group contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Sententia Group or any other statements that the Sententia Group may otherwise make.

Recommendation of the Board of Directors

We urge you to elect the directors recommended by the Board of Directors by completing the attached WHITE proxy card and returning it in the enclosed postage-paid envelope. The Board of Directors recommends that you DO NOT sign or return any proxy card that may be sent to you by the Sententia Group or anyone else. Voting against another person’s nominees on a proxy card sent to you by that person is not the same as voting for the Board of Directors’ nominees, because a vote against another person’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted a proxy card to the Sententia Group, we urge you to revoke that proxy by voting in favor of the Board of Directors’ nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

CORPORATE GOVERNANCE AND RELATED MATTERS

Shareholder Communications with the Board of Directors

Any shareholder may contact the Board of Directors in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210.

Our Corporate Secretary has undertaken the responsibility to forward all written shareholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Corporate Secretary will determine, in her discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors will be referred to the Nominating Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee. Comments or questions regarding other corporate governance matters will be referred to the appropriate Committee.

Board Leadership Structure and Role in Risk Oversight

Board of Directors Risk Oversight – Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. The Chairman of the Board and independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board of Directors Leadership Structure – The Board of Directors does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and the shareholders. Currently, the Company separates the roles of Chairman and Chief Executive Officer, with Mr. Ellsworth serving as the Chairman of the Board and Mr. Case serving as Chief Executive Officer. The Board of Directors believes that this separation is appropriate as it allows the Chief Executive

Officer to focus primarily on leading the day-to-day operations of the Company, while the Chairman can focus on leading the Board of Directors in its consideration of strategic issues and monitoring corporate governance and other shareholder issues.

The Board of Directors does not have a lead independent director.

Given our current size and operating history, we believe that the Board’s existing leadership structure is appropriate. The Board will continue to evaluate its role and the appropriateness of its structure in the future.

Meetings

During Fiscal 2018, the Company’s Board of Directors held five meetings. Each incumbent Director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served. While the Company does not have a formal policy with regard to Directors’ attendance at annual meetings, all members of the Company’s Board of Directors attended the 2017 Annual Meeting of Shareholders.

Board of Director Committees

The Board of Directors has standing Audit, Compensation and Nominating Committees. The Audit, Compensation and Nominating Committees operate pursuant to written charters. The charters may be viewed online at www.schmitt-ind.com. During Fiscal 2018, the Board of Directors formed the ad hoc Strategic Advisory Committee. Each committee may obtain advice and assistance from internal or external legal, accounting and other advisors. The members of the committees, each of whom has been determined to be “independent” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, are identified in the following table. Mr. Hudson, who served as the Company’s President and Chief Executive Officer from January 2016 through January 2018, is not “independent” as defined by applicable SEC and NASDAQ Stock Market rules.

Name	Audit	Compensation	Nominating	Strategic Advisory
Maynard E. Brown	X	Chair	X
Charles Davidson	Chair	X	X	Chair
Michael J. Ellsworth	X	X	Chair

Audit Committee. The Audit Committee currently consists of Messrs. Brown, Davidson and Ellsworth. Mr. Davidson chairs the committee. The Board has determined all current members of the Audit Committee are independent under the rules of the SEC and the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Davidson qualifies as an “audit committee financial expert” as defined by the rules of the SEC and the NASDAQ Stock Market. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company’s independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Audit Committee held four meetings in Fiscal 2018.

Compensation Committee. The Compensation Committee currently consists of Messrs. Brown, Davidson and Ellsworth. Mr. Brown chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company’s stock option plans. The Compensation Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Compensation Committee held two meetings in Fiscal 2018.

Nominating Committee. The Nominating Committee currently consists of Messrs. Brown, Davidson, and Ellsworth. Mr. Ellsworth chairs the committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board of Directors at that time. The committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Nominating Committee held two meetings in Fiscal 2018.

Strategic Advisory Committee. The Strategic Advisory Committee current consists of Messrs. Davidson and Case. Mr. Davidson chairs the committee. The Board created the ad hoc committee in Fiscal 2018 to assist the Company’s management team with evaluation and implementation of certain key strategic initiatives. The Strategic Advisory Committee held monthly meetings from January 2018 to May 2018.

Director Qualifications

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant career experience. The Nominating Committee also evaluates candidates for Board membership based on individual skills, experience and demonstrated abilities that help meet the current needs of the Board, such as experience or expertise in some of the following areas: global business, science and technology, finance and/or economics, competitive positioning, corporate governance, public affairs, and experience as an executive officer. Other factors that are considered include independence of thought, meeting applicable director independence standards (where independence is desired) and absence of conflicts of interest. The Nominating Committee may modify the minimum qualifications and evaluation guidelines from time to time as it deems appropriate. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that Board members represent diverse viewpoints. In the context of the existing composition and needs of the Board and its committees, the Nominating Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Shareholder Nominations for Director and Related Procedures

The Nominating Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board of Directors. Any such recommendations should be submitted to Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210. Historically, the Company has not had a formal policy concerning shareholder recommendations to the Nominating Committee (or its predecessors) because it believes that the informal consideration process in place to date, based in part on the minimum criteria as described in “Director Qualifications” above, has been adequate given that the Company has never received any Director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating Committee intends to periodically review whether a more formal policy should be adopted.

The Company’s Restated Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth business day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on August 24, 2018. A shareholder’s notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company’s Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

Director Compensation

The Company’s general philosophy towards Directors’ compensation is that Directors should be paid fairly for the work, time and effort required to serve on the Board of Directors, and that Directors’ compensation should be competitive relative to comparable companies. The Board of Directors believes that it is appropriate for all of the non-employee Directors to receive a monthly retainer, and for the Chairman and members of the Board committees to receive additional compensation on a per meeting basis for their services in those positions. A non-employee Director who does not serve on any committee may receive a monthly retainer that is greater than the monthly retainer for committee members in recognition of efforts made outside of committee and Board meetings.

Under a policy adopted by the Board of Directors, Messrs. Brown, Davidson and Ellsworth are paid a monthly retainer of $500. Each non-employee Director is paid a $1,500 fee for each Board meeting attended either in person or by phone. The chairman and members of the Audit Committee each receive a fee of $3,500 and $2,500 per quarter, respectively; the chairman and members of the Compensation Committee each receive a fee of $1,000 for each meeting attended either in person or by phone; and the chairman and members of the Nominating Committee each receive a fee of $500 for each meeting attended either in person or by phone. Non-employee Directors also receive either monthly compensation of $500 or, at the non-employee Director’s option, an annual award of nonstatutory options to purchase 5,000 shares of Common Stock pursuant to the Company’s Stock Option Plan. As of May 31, 2018, all outside directors had elected monthly compensation. In addition, the Chairman of the Board of Directors receives a monthly stipend of $2,500 and the chairman of the Strategic Advisory Committee receives a monthly stipend of $3,000. Cash fees paid to the non-employee Directors are recommended annually by the Compensation Committee for Board approval and paid quarterly beginning on the date the non-employee Director is elected by shareholders at our annual meeting of shareholders. The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees.

2018 INDEPENDENT DIRECTORS COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Total
Maynard E. Brown	$29,500	$29,500
Charles Davidson	$47,000	$47,000
Michael J. Ellsworth	$59,500	$59,500
David M. Hudson	$4,500	$4,500

Corporate Governance

As part of the Schmitt’s Code of Ethics and Business Conduct, the Company has adopted a code of ethics that applies to all officers and employees, including the Company’s principal executive, financial and accounting officers.

Schmitt maintains a Corporate Governance page on its website that includes key information about its corporate governance initiatives, including Schmitt’s Code of Ethics and Business Conduct and charters for the Audit, Compensation and Nominating Committees of the Board of Directors. The Corporate Governance page can be found at www.schmitt-ind.com within the Investor Relations segment of the website.

Schmitt’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including: (1) a majority of the Board members are independent of Schmitt and its management; (2) all members of the Board’ standing committees—the Audit, Compensation and Nominating Committees—are independent; (3) Schmitt has a Code of Ethics and Business Conduct that is monitored by its Corporate Secretary, who acts as the Company’s ethics officer; and (4) the charters of the Audit, Compensation and Nominating Committees of the Board clearly establish their respective roles and responsibilities.

MANAGEMENT

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position
David W. Case	54	President, Chief Executive Officer and Director
Ann M. Ferguson	49	Chief Financial Officer and Treasurer; Corporate Secretary

Information concerning the principal occupation of David W. Case is set forth under “Board of Directors.” Information concerning the principal occupation during the last five years of the executive officers of the Company who are not also Directors of the Company is set forth below.

Ann M. Ferguson has been Chief Financial Officer and Treasurer of the Company since April 2013 and Corporate Secretary since April 2016. Ms. Ferguson is also the Managing Director of Schmitt Europe Ltd. Ms. Ferguson is a certified public accountant (inactive) with over 25 years of experience in finance and accounting. Until June 2012, Ms. Ferguson was a partner at Deloitte & Touche LLP, where she had been employed since 1991 and served in various roles of increasing responsibility until she was admitted to the partnership in 2006. Ms. Ferguson holds a B.S. degree in Business with an emphasis in accounting from the University of Oregon.

EXECUTIVE COMPENSATION

The Board of Directors has delegated the responsibility for fixing the compensation of the Named Executive Officers (as defined in the paragraph immediately preceding the Summary Compensation Table below) to the Compensation Committee. The Compensation Committee consists entirely of independent, non-employee Directors. No former employees of the Company serve on the Compensation Committee. The Compensation Committee approves all compensation and awards to executive officers, which include the President and Chief Executive Officer and the Chief Financial Officer and Treasurer and Corporate Secretary.

The Compensation Committee annually reviews the performance and compensation of the executive officers, or more often if necessary, and establishes their compensation. David W. Case may participate in certain discussions with the Compensation Committee and the Company’s Board of Directors concerning executive officer compensation, but Mr. Case does not participate in the decisions with respect to his own compensation.

The Compensation Committee has not prepared tally sheets for executive officers because the compensation structure for these executive officers has consisted primarily of base salary, cash bonuses, and stock options and has not included many of the hidden costs (such as retirement benefits, perquisites and deferred compensation plans) that tally sheets are typically designed to reveal. Similarly, because of the overall size of the Company and the small number of executive officers, the Compensation Committee has not deemed it necessary to retain outside compensation consultants or conduct formal internal or external pay equity studies.

The key components of the Company’s compensation program are base salary, personal performance bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers’ interests with those of shareholders. The Company generally does not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements for our executives, although changes in business performance do affect individual performance bonus awards.

The Company’s executive compensation programs are designed to attract, retain, motivate and appropriately reward its executive officers, as well as to align the interests of executive officers with those of shareholders of the Company. The objectives of the Company’s compensation programs are to:

•	provide competitive compensation opportunities that attract and retain top executives;

•	inspire the executive team to achieve superior performance in order to deliver results above the Company’s business plan and those of its peers; and

•	continue to align the interests of executives and shareholders through the use of long-term and short-term incentives, while effectively managing dilution.

Compensation levels should be sufficiently competitive to attract and retain the talent needed

The Company’s overall compensation levels are designed to attract and retain the type of talent needed to enable the Company to achieve and maintain a leadership position in the businesses in which it competes.

Compensation should be related to performance

In general, the Company’s compensation policy is designed to reward the achievement of individual and company objectives. The Company has followed a practice of linking executive compensation to individual levels of performance, as well as to the performance of the Company as a whole. Cash bonuses are tied to individual performance, as well as to the performance of the Company. In addition, the value of long-term incentive compensation (stock options) is tied to corporate performance over the long term.

Incentive compensation should strike a balance between short-term and long-term performance

The Company’s compensation policy is designed to focus management on achieving strong short-term (annual) performance objectives as well as ensuring that the necessary steps are taken to achieve long-term success and profitability. To reward a balanced approach, the Company uses both short-term performance bonuses and long-term incentives in structuring the compensation of its executive officers.

Setting Executive Compensation

The Compensation Committee awarded Fiscal 2018 compensation to the Named Executive Officers based on its review and analysis of their positions, responsibilities and performance as well as their anticipated responsibilities and potential contributions to growth in shareholder value. In establishing the compensation of the Named Executive Officers, the Committee based the amounts primarily on the individual performance of each Named Executive Officer in recent periods, and each Named Executive Officer’s level of responsibility for the Company’s key objectives and potential for future responsibility and promotion. The Committee also examined the outstanding stock options held by such executive officer for the purpose of considering the retention value of additional equity awards.

Because base compensation, annual cash bonuses, and equity awards are such basic elements of compensation within the Company’s industry, as well as the high tech and software industries in general, and are generally expected by employees, the Committee believes that these components must be included in the Company’s compensation mix in order for the Company to compete effectively for talented executives.

The Company has historically used stock options as an element of executive compensation for several reasons. First, stock options facilitate retention of executives. Stock options will provide a return to the executive only if he or she remains in the Company’s employ. Second, stock options align executive compensation with the interests of the Company’s shareholders and thereby focus executives on increasing value for the shareholders. Third, stock options are performance based. Stock options will provide a return to executives only to the extent that the market price of the Company’s Common Stock appreciates over the option term. Fourth, stock options create incentive for increases in shareholder value over a longer term. In determining the number of options to be granted to executives, the Committee takes into account the individual’s position, scope of responsibility, ability to affect profits and shareholder value, the individual’s historic and recent performance, and the estimated value of stock options at the time of grant.

The Company does not believe there are risks arising from its compensation policies and practices for employees that are reasonably likely to have a material adverse effect on it.

Employment Agreements

The Company does not have employment agreements, written or unwritten, with its Named Executive Officers.

Base Salary

The Fiscal 2018 base salary for each Named Executive Officer was set on the basis of personal performance, skill set and experience, position criticality, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations.

Benefits and Perquisites

Benefits are established based upon an assessment of competitive market factors and a determination of what is needed to attract and retain talent. The primary benefits received by the Company’s Named Executive Officers are the same as for all other employees and include participation in the Company’s health, dental and vision plans, 401(k) plan and the Company’s disability and life insurance plans.

Annual Cash Performance Compensation

Our executives’ performance is reviewed annually in October, and executives may receive annual cash bonuses, generally based upon the Compensation Committee’s evaluation of individual performance and the Company’s performance generally. These executives are responsible for establishing strategic direction or are responsible for major functional or operating units and have an impact on bottom-line results. During Fiscal 2018, no cash bonuses were paid.

Stock Options

In Fiscal 2018, no stock options were granted.

The following table has been reviewed and approved by the Compensation Committee and sets forth amounts of cash and certain other compensation paid by the Company to David W. Case, President and Chief Executive Officer; David M. Hudson, former President and Chief Executive Officer; and Ann M. Ferguson, Chief Financial Officer and Treasurer and Corporate Secretary (the “Named Executive Officers”) during Fiscal 2018. No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 2018.

2018 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Option Awards(1)	All Other Compensation(2)	Total
David W. Case	2018	$184,196	$—	$2,100	$186,296
President and Chief Executive Officer	2017	149,020	9,520	2,100	160,640

Ann M. Ferguson	2018	189,612	—	—	189,612
Chief Financial Officer and Treasurer; Corporate Secretary	2017	153,390	9,407	—	163,797

David M. Hudson	2018	198,598	—	—	198,598
Director(3)	2017	195,111	24,870	6,790	226,771

Wayne A. Case(3)	2018	—	—	—	—
	2017	39,472	—	4,149	43,621

(1)

The amounts shown reflect the fair value of the entire option award in the year awarded as calculated using the assumptions for financial reporting purposes in accordance with ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 6 to the Company’s Consolidated Financial Statements for the fiscal year ended May 31, 2018 included on Form 10-K filed with the SEC on August 21, 2018.

(2)

For Fiscal 2018, amount paid to David W. Case includes the Company’s match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees. For Fiscal 2017, amount paid to David W. Case, David A. Hudson and Wayne A. Case includes the Company’s match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees. For Fiscal 2017, amount paid to Wayne A. Case also includes reimbursement of insurance expenses in the amount of $2,049 and amount paid to David M. Hudson also includes reimbursement of relocation expenses in the amount of $4,690.

(3)	Mr. Hudson was President and Chief Executive Officer from January 2016 through January 2018. Mr. Wayne A. Case resigned from the Company and from the Board of Directors effective December 31, 2016.

STOCK OPTION PLANS AND OPTION GRANTS IN FISCAL 2018

The Board of Directors adopted the 2014 Plan in August 2014, which was amended and restated in August 2017, the 2004 Stock Option Plan (the “2004 Plan”) in August 2004 and the 1995 Stock Option Plan (the “1995 Plan”) in December 1995, which was amended in August 1996 and restated in August 1998. The 2014 Plan provides for the grant of (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights or SARs, (iii) restricted stock, (iv) restricted stock units or RSUs, (v) performance awards, and (vi) other share-based awards. An incentive stock option (NSO) granted under the 2014 Plan is intended to qualify as an incentive stock option (ISO) and a nonstatutory stock option granted under the 2014 Plan is not intended to qualify as an ISO. An option granted under the 2004 Plan and/or 1995 Plan might be either an ISO, or an NSO. ISOs may be granted only to employees and members of the Board of Directors of the Company and are subject to certain limitations, in addition to restrictions applicable to all stock options under the 2004 Plan or 1995 Plan. Options not meeting these limitations will be treated as NSOs. The purchase price of ISOs is fair market value on the date of grant; the purchase price of NSOs may vary from fair market value. Vesting is at the discretion of the

Compensation Committee of the Board of Directors, but generally is 50% at grant date and 16.7% on each anniversary thereafter; 25% at grant date and 25% on each anniversary thereafter or 0% at grant date and 33% on each anniversary thereafter. The Company initially reserved 400,000 shares for issuance under the 1995 Plan and 300,000 shares for issuance under the 2004 Plan and the 2014 Plan. The amendment and restatement of the 2014 Plan increased the number of shares for issuance from 300,000 to 500,000. The 1995 Plan expired in December 2005 and no additional options may be issued under the 1995 Plan, although expiration of the 1995 Plan did not affect the rights of persons who received stock grants under the 1995 Plan. The 2004 Plan expired in August 2015 and no additional options may be issued under the 2004 Plan, although expiration of the 2004 Plan did not affect the rights of persons who received stock grants under the 2004 Plan. Stock-based compensation recognized in the Company’s Consolidated Financial Statements for the year ended May 31, 2018 includes compensation cost for stock-based awards granted.

2018 OUTSTANDING EQUITY AWARDS

The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of the end of Fiscal 2018.

Name and Principal Position	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
David W. Case	13,333	6,667	1.70	4/12/2027
Director, President and Chief Executive Officer	15,000	—	2.82	10/14/2024
	5,000	—	2.53	10/4/2023
	25,000	—	3.65	5/31/2021
Ann M. Ferguson	13,333	6,667	1.70	4/12/2027
Chief Financial Officer and Treasurer; Corporate Secretary	15,000	—	2.82	10/14/2024
	10,000	—	2.53	10/4/2023
	25,000	—	2.90	4/8/2023

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company’s shareholders to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s rules.

The Company’s executive compensation programs are designed to (1) attract and retain executive officers, (2) reward the achievement of the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company’s shareholders. Under these programs, the Company’s executive officers are rewarded for the achievement of Company objectives and the realization of increased shareholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company’s executive compensation, including information about the Fiscal 2018 compensation of the Company’s Named Executive Officers.

The Compensation Committee continually reviews the compensation programs for the Company’s executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with the interests of the Company’s shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company’s Board of Directors and Compensation Committee value the opinions of the Company’s shareholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the compensation paid to the Company’s Named Executive Officers. If a quorum is present, a majority of the votes cast by shares entitled to vote is required to approve this proposal.

AUDIT COMMITTEE

Maynard E. Brown, Charles Davidson and Michael J. Ellsworth

Audit Committee Report**

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with Moss-Adams, the Company’s independent auditors, the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also has received the written disclosures and the letter from Moss-Adams required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independence of Moss-Adams with that firm. Based upon the foregoing, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of the Company for the fiscal year ended May 31, 2018 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2018, for filing with the SEC. Each member of the Audit Committee is an independent director as defined by SEC and NASDAQ Stock Market rules, as such section may be modified or supplemented.

**

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Moss Adams LLP to act as independent auditors for the Company for the fiscal year ending May 31, 2019, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting. Moss Adams served as the Company’s independent auditors for the fiscal year ended May 31, 2018.

The Audit Committee has been advised by Moss Adams LLP that neither the firm nor any of its associates has any relationship with Schmitt Industries, Inc. or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. Representatives of Moss Adams are expected to attend the 2018 Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

In determining whether to appoint Moss Adams LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Moss Adams LLP is compatible with maintaining the firm’s independence with the Company. In addition to performing auditing services, as well as reviewing the Company’s public filings, our independent registered public accounting firm performed audit related services which included review of documents associated with the Rights Offering completed in December 2017, and an affiliate of Moss Adams LLP performed tax services related to the completion of a subsidiary tax return for the years ended May 31, 2017 and 2016. The Audit Committee believes that Moss Adams LLP’s performance of these other services is compatible with maintaining the firm’s independence. To the best of the Company’s knowledge, none of the time devoted by Moss Adams LLP on its engagement to audit the Company’s financial statements for the year ended May 31, 2018 is attributable to work performed by person other than full-time, permanent employees of Moss Adams LLP.

Audit and Related Fees

For the fiscal years ended May 31, 2018 and May 31, 2017, Moss Adams LLP and their affiliates billed, or have estimated they will bill, a total of $120,500 and $120,500, respectively, for their audits, and fees reasonably related to the performance of the audits of the Company’s annual consolidated financial statements for those fiscal years; review of financial statements contained in the Company’s Forms 10-Q in those fiscal years; and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

For the fiscal years ended May 31, 2018 and May 31, 2017, Moss Adams LLP and their affiliates billed, or have estimated they will bill, a total of $26,686 and $0, respectively. The fees billed for the fiscal year ended May 31, 2018 related to services performed in conjunction with the Rights Offering in December 2017.

Tax Fees

In the fiscal years ended May 31, 2018 and May 31, 2017, Moss Adams LLP and their affiliates billed the Company $2,599 and $2,466, respectively, for preparation of subsidiary tax return.

All Other Fees

In the fiscal years ended May 31, 2018 and May 31, 2017, Moss Adams LLP billed the Company $0 and $0, respectively, for services other than those already disclosed above.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2018 and Fiscal 2017.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending May 31, 2019. If a quorum is present, a majority of the votes cast by shares entitled to vote is required to approve this proposal.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in the Company’s 2019 Proxy Statement. Any such proposal must be received by the Company not later than April 19, 2019. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement. Alternatively, under the Company’s Restated Bylaws, a proposal or director nomination that a shareholder does not seek to include in the Company’s Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an Annual Meeting, unless notice or public disclosure of the date of the Annual Meeting occurs less than 60 days prior to the date of such Annual Meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or director nominee, as the case may be, and information as to the shareholder’s ownership of Common Stock of the Company. Proposals or director nominations not meeting these requirements will not be entertained at the Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or director nomination submitted by a shareholder.

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of August 24, 2018 by (i) each person who is known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, (ii) each of the Company’s Directors, (iii) the Company’s Named Executive Officers and (iv) all Directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information, and assumes that 3,994,545 shares were issued and outstanding on August 24, 2018.

	Shares Beneficially Owned(1)
Directors and Executive Officers(2)	Number	Percent
David W. Case(3)	137,929	3.4%
Ann M. Ferguson(4)	63,333	1.6%
David M. Hudson(5)	77,634	1.9%
Michael J. Ellsworth(6)	48,032	1.2%
Maynard E. Brown(7)	43,194	1.1%
Charles Davidson(8)	11,000	*
All directors and executive officers as a group (six persons)(9)	381,122	9.4%
>5% Shareholders
GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580(10)	701,029	17.5%
Walter Brown Pistor, 2415 Kalama River Road, Kalama, WA 98625(11)	509,331	12.8%
Sententia Capital Management LLC, 102 W. 87th Street, No. 1S, New York, NY(12)	323,937	8.1%
Renaissance Technologies LLC, 800 Third Avenue, New York, NT 10022(13)	283,100	7.1%

*	Less than 1%.

(1)

For the purpose of this table, beneficial ownership includes securities that can be acquired by a person within 60 days from August 24, 2018 upon the exercise of options. Accordingly, each person’s percentage of beneficial ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days from August 24, 2018 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	Except as noted, the address of each person is: C/O Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3)	Includes 79,596 shares held as of August 24, 2018 and 58,333 shares subject to options that are exercisable within 60 days of August 24, 2018.

(4)	Includes 63,333 shares subject to options that are exercisable within 60 days of August 24, 2018.

(5)	Includes 3,468 shares held as of August 24, 2018 and 74,166 shares subject to options that are exercisable within 60 days of August 24, 2018.

(6)	Includes 13,866 shares held as of August 24, 2018 and 34,166 shares subject to options that are exercisable within 60 days of August 24, 2018.

(7)	Includes 15,694 shares held as of August 24, 2018 and 27,500 shares subject to options that are exercisable within 60 days of August 24, 2018.

(8)	Includes 1,000 shares held as of August 24, 2018 and 10,000 shares subject to options that are exercisable within 60 days of August 24, 2018.

(9)	Includes 267,498 shares subject to options that are exercisable within 60 days of August 24, 2018.

(10)	Information reported herein is made in reliance on a Schedule 13D/A filed by GAMCO Investors, Inc. et al.

(11)	Information reported herein is made in reliance on a Schedule 13D filed by Mr. Pistor.

(12)	Information reported herein is made in reliance on a Schedule 14A filed by Sententia Capital Management LLC.

(13)	Information reported herein is made in reliance on a Schedule 13F filed by Renaissance Technologies LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under federal securities laws, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during Fiscal 2018. With the exception of one report that was filed one day late, to the best of the Company’s knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 2018 Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Shareholders for Fiscal 2018 accompanies this Proxy Statement. The Company is required to file an Annual Report to Shareholders on Form 10-K for its fiscal year ended May 31, 2018 with the SEC. Shareholders may obtain, free of charge, a copy of the Annual Report to Shareholders on Form 10-K by writing to Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

By Order of the Board of Directors

Michael J. Ellsworth
Chairman of the Board of Directors

Portland, Oregon

September 14, 2018

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS

IN SCHMITT INDUSTRIES, INC. SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Officers and Employees”) identify the name and business address of our directors and director nominees, and the name, present principal occupation, and business address of our executive officers and employees who, under the rules of the Securities and Exchange Commission (the “SEC”), are considered to be participants in our solicitation of proxies from our shareholders in connection with our 2018 Annual Meeting of Shareholders.

Directors and Nominees

The principal occupations of our directors and director nominees who are considered participants in our proxy solicitation are set forth above under the caption “Election of Directors” in this Proxy Statement. The name and address of the organization of employment of our directors and director nominees are as follows:

Name	Business Address
Maynard E. Brown	Schmitt Industries, Inc. 2765 NW Nicolai Street, Portland, Oregon 97210
David W. Case	Schmitt Industries, Inc. 2765 NW Nicolai Street, Portland, Oregon 97210
Michael J. Ellsworth	Schmitt Industries, Inc. 2765 NW Nicolai Street, Portland, Oregon 97210
Charles Davidson	Schmitt Industries, Inc. 2765 NW Nicolai Street, Portland, Oregon 97210
David M. Hudson	Schmitt Industries, Inc. 2765 NW Nicolai Street, Portland, Oregon 97210

Officers and Employees

The principal occupations of our executive officers and employees who are considered participants in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with us, and the business address for each person is Schmitt Industries, Inc., 2765 NW Nicolai Street, Portland, Oregon 97210.

Name	Principal Occupation
David W. Case	President and Chief Executive Officer
Ann M. Ferguson	Chief Financial Officer and Treasurer and Corporate Secretary

The number of shares of our Common Stock held by our directors, director nominees and Executive Officers (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934) of these individuals as of August 24, 2018 is included above under the caption “Stock Owned by Management and Principal Shareholders” in this Proxy Statement.

Information Regarding Transactions in Schmitt Industries, Inc. Securities by Participants

The following table provides information regarding purchases and sales of our common stock by each of the participants listed above under “Directors and Nominees” and “Officers and Employees” during the two years prior to August 24, 2018, including the dates on which such shares were purchased or sold and the amount purchased or sold on such dates. Neither David W. Case, Charles Davidson nor Ann M. Ferguson engaged in any transactions in our Common Stock during such period. Unless otherwise indicated, all transactions were conducted in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the shares.

A-1

Name	Date of Transaction	Number of Shares of Common Stock	Transaction Description
Maynard E. Brown	5/31/2017	10,000	(2)
	8/11/2017	5,000	(1)
David M. Hudson	5/11/2017	3,000	(1)
	5/11/2017	307	(2)
	8/16/2017	2,000	(1)
	8/24/2017	2,208	(1)
	8/28/2017	1,292	(1)
	12/15/2017	333	(4)
	12/15/2017	666	(3)
	12/19/2017	2,166	(3)
	12/27/2017	1,624	(3)
	2/27/2018	1,333	(6)
	2/27/2018	2,788	(5)
	2/28/2018	6,700	(6)
Michael E. Ellsworth	12/18/2017	2,966	(3)
	4/19/2018	2,000	(1)

(1)	Purchase in the open market, direct ownership.

(2)	Purchase in the open market, indirect ownership.

(3)	Conversion of subscription rights to common shares during 2017 Rights Offering, direct ownership.

(4)	Conversion of subscription rights to common shares during 2017 Rights Offering, indirect ownership.

(5)	Sale in open market, direct ownership.

(6)	Sale in open market, indirect ownership.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of our knowledge, no participant, or any of his or her associates (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934), beneficially owns any shares of our Common Stock or other securities of Schmitt Industries, Inc.

To the best of our knowledge, except as described in this Appendix A or as otherwise disclosed in this Proxy Statement, no participant, or any of his or her associates, has entered into any agreement or understanding with any person regarding any future employment by Schmitt Industries, Inc. or any of its affiliates or any future transactions to which Schmitt Industries, Inc. or any of its affiliates will or may be a party. To the best of our knowledge, no participant is a party to any contract, arrangement, or understanding with any person with respect to any securities of Schmitt Industries, Inc., including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or as otherwise disclosed in this Proxy Statement, to the best of our knowledge, no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at our Annual Meeting of Shareholders.

No participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

A-2

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street, Portland, Oregon 97210

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 12, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Michael J. Ellsworth and Ann M. Ferguson, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 12, 2018, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as designated on the reverse side of this ballot.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 1; (2) “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN PROPOSAL 2; (3) “FOR” THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; AND (4) AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

(Continued and to be marked, dated and signed on the reverse side)

▲FOLD AND DETACH HERE AND READ THE REVERSE SIDE▲

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be held October 12, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, and the

Annual Report to Shareholders on Form 10-K are available at:

www.schmitt-ind.com or www.viewproxy.com/schmittindustries/2018

Please mark votes as in this example  ☒

The Board of Directors recommends you vote “FOR” the following proposal:

1.	Election of the Director Nominees: David W. Case and Maynard E. Brown.

(01) ☐ FOR David W. Case	☐	WITHHOLD AUTHORITY to vote for David W. Case
(02) ☐ FOR Maynard E . Brown	☐	WITHHOLD AUTHORITY to vote for Maynard E. Brown

The Board of Directors recommends you vote “FOR” the following proposal:

2.	Approval, on an advisory basis, of the compensation paid to Schmitt Industries, Inc.’s Named Executive Officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐	Please indicate if you plan to attend this meeting ☐

The Board of Directors recommends you vote “FOR” the following proposal:

3.	Ratify the appointment of Moss Adams LLP as the Company’s independent registered public acounting firm for the year ending May 31, 2019.

☐	FOR	☐	AGAINST	☐	ABSTAIN

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please be sure to sign and date this card below:

Date

Signature

Signature
(Joint Owners, as applicable)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.AALvote.com/SMIT	Call 1 (866) 804-9616
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.